UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

LKA Gold Incorporated
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-17106 (Commission File Number)	91-1428250 (IRS Employer I.D. No.)

3724 47th Street Ct. N.W.
Gig Harbor, Washington 98335
Phone: (253) 514-6661
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.
On September 4, 2019, Caldera Partners Limited Partnership, a Washington State limited partnership ("Caldera") entered into a Drilling Contract (the "Agreement") with the Registrant, LKA Gold Incorporated ("LKA").  Pursuant to the Agreement, Caldera will supervise, manage, and conduct exploratory surface drilling operations on patented and unpatented mining claims in Hinsdale County, Colorado, owned by LKA.
ITEM 9.01 Exhibit.
Attached as Exhibit 10.1 is a copy of the Agreement.
SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKA Gold Incorporated

Dated: September 6, 2019	By:	/s/ Nanette Abraham
Nanette Abraham
Chief Financial Officer